                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                 Pegasus Capital Advisors IV, L.P.

Address:                              C/O Pegasus Capital Advisors, L.P.
                                      99 River Road
                                      Cos Cob, CT 06807

Date of Event Requiring               08/28/14
Statement:

Name:                                 Pegasus Capital Advisors IV GP, L.L.C.

Address:                              C/O Pegasus Capital Advisors, L.P.
                                      99 River Road
                                      Cos Cob, CT 06807

Date of Event Requiring               08/28/14
Statement:

Name:                                 Pegasus Partners IV, L.P.

Address:                              C/O Pegasus Capital Advisors, L.P.
                                      99 River Road
                                      Cos Cob, CT 06807

Date of Event Requiring               08/28/14
Statement: